Exhibit 10.91

PLACEMENT AGENT AGREEMENT

September 30, 2003

Brean Murray & Co., Inc.

570 Lexington Avenue

New York, New York 10022

Gentlemen:

VCampus Corporation, a Delaware corporation (the “Company”), hereby confirms its agreement with Brean Murray & Co., Inc. (the “Placement Agent”), as follows:

1.             Offering.  (a)  The Company shall offer (the “Offering”) for sale through the Placement Agent, as exclusive agent for the Company, a maximum (the “Maximum Offering”) of 2,000,000 units (the “Units”), each Unit consisting of one share (collectively, the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and a warrant (collectively, the “Common Stock Warrants” to purchase one share of Common Stock (the “Warrant Shares”) at an exercise price of $2.59 per Share (subject to reduction as set forth in the Securities Purchase Agreement).  The Common Stock Warrants shall contain the terms and conditions, and be in substantially the form, attached as Exhibit A hereto.

(b)           Placement of the Units shall be made on a “best efforts” basis.  The Units will be offered commencing on the date of the Executive Summary (as defined below) and ending on September 30, 2003 (the “Offering Period”).  The date on which the Offering shall terminate shall be referred to as the “Termination Date.”  The Offering Period may be terminated early or extended for up to 30 days by the mutual consent of the parties.  The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable efforts basis only and that the execution of this Agreement does not in any way constitute a commitment by the Placement Agent to purchase the Units and does not ensure the successful placement of the Units or any portion thereof.

(c)           Subscriptions for the Units will be accepted by the Company at a price of $2.59 per Unit (subject to reduction as set forth in the Securities Purchase Agreement, the “Offering Price”); provided, however, that the Company shall not accept subscriptions for, or sell Units to, any persons or entities who do not qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(d)           The Offering will be made by the Company solely pursuant to the Executive Summary and the Commission Documents in accordance with Section 4(b) of this Agreement.  The Executive Summary, at all times, will be in form and substance reasonably acceptable to the Placement Agent and its counsel and contain such legends and other information as the Placement Agent and its counsel may, from time to time, deem necessary and desirable to be set forth therein.  “Executive Summary” as used in this Agreement means the Company’s Confidential Executive Summary, dated September 2003, inclusive of all exhibits, and all amendments, supplements and attachments thereto.  Unless otherwise defined, each term used in this Agreement will have the same meaning as set forth in the Executive Summary.

(e)           As more particularly described in that certain Securities Purchase Agreement by and among the Company and the purchasers (the “Purchasers”) in the Offering (the “Securities Purchase Agreement,” together with this Agreement and the Warrants, the “Transaction Documents”), the Company shall prepare and file, within thirty (30) days after the Closing Date (as defined below), a registration statement under the Securities Act, which registration statement shall cover the offer and resale of the Shares, the Common Stock Warrants and the Warrant Shares.  The Company shall use its best efforts to cause the registration statement to become effective under the Securities Act in accordance with the Securities Purchase Agreement.

2.             Representations and Warranties of the Placement Agent.  In offering the Units for sale, the Placement Agent proposes to offer the Units solely as agent for the Company for sale to accredited investors upon the terms set forth in the Executive Summary.  The Placement Agent represents and warrants to the Company that, assuming compliance by the Company with all relevant provisions of the Securities Act, the Placement Agent will conduct all offers and sales of the Units in compliance with the relevant provisions of the Securities Act and the Rules and Regulations, all applicable state securities laws and regulations and the bylaws and rules of the National Association of Securities Dealers, Inc. (the “NASD”).  The Placement Agent represents and warrants to the Company that the Placement Agent is authorized to enter into this Agreement and to act in the manner provided in this Agreement.

3.             Representations and Warranties.  The Company (which for purposes of this Section 3 includes its subsidiaries, as applicable) hereby represents and warrants to the Placement Agent that, except as disclosed in the Commission Documents:

(a)           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own and hold its properties and to conduct its business.  The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on the Company and each subsidiary of the Company taken as a whole (each such corporation, partnership or other entity being referred to herein as a “Subsidiary” and, together, the “Subsidiaries”) or its consolidated results of operations, assets, or financial condition or on its ability to perform its obligations under this Agreement or the transactions contemplated hereby (a “Material Adverse Effect”).

(b)           Schedule 6.1(b) of the Securities Purchase Agreement contains a list of the names of each Subsidiary.  Schedule 6.1(b) of the Securities Purchase Agreement sets forth, with respect to each Subsidiary, its type of entity and the jurisdiction of its organization.  Each Subsidiary is wholly owned by the Company.  Each of the outstanding shares of capital stock of each of the Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned by the Company or another Subsidiary and is free and clear of all liens, claims, encumbrances, options, pledges and security interests (collectively, “Liens”) and were not issued in violation of, nor subject to, any preemptive, subscription or similar rights.  There are no outstanding warrants, options, subscriptions, calls, rights, agreements, convertible or exchangeable securities or other commitments or arrangements relating to the issuance, sale, purchase, return or redemption, voting or transfer of any shares, whether issued or unissued, of any capital stock, equity interest or other securities of any Subsidiary.  The Company and the Subsidiaries do not own any equity interests in any person, other than the Subsidiaries.  Each active Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease and operate its properties and to conduct its business.

(c)           As of the date hereof, the authorized capital stock of the Company consists of 36,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share.  As of September 1, 2003, (i) 4,593,531 shares of Common Stock were issued and outstanding, (ii) no shares of Preferred Stock were issued and outstanding, (iii) 702,489 shares of Common Stock were reserved for issuance upon exercise of outstanding options issued or issuable under the Company’s 1996 Stock Plan and its Amended and Restated Stock Option Plan (the “Option Plans”), (iv) no shares of Common Stock are reserved for issuance under stock options granted by the Company outside the Option Plans, (v) 1,955,177 shares of Common Stock were reserved for issuance upon the exercise of outstanding warrants and (vi) 64,285 shares of Common Stock are issuable upon conversion of convertible debt.  All the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights created by or through the Company.  There are no other options, warrants or other rights, convertible debt, agreements, arrangements or commitments of any character obligating the Company or any of the Subsidiaries to issue or sell any shares of capital stock of or other equity interests in the Company.  The Company is not obligated to retire, redeem, repurchase or otherwise reacquire any of its capital stock or other securities.

(d)           Subject to receiving the consent of its Board of Directors for up to 100% warrant coverage and the price reduction provisions contained in the Securities Purchase Agreement, the Company has full corporate power and authority to execute, deliver and enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby.  Except with respect to any stockholder approvals as may be required under Nasdaq Marketplace rules and related interpretations and subject to receiving the consent of the Company’s Board of Directors for 100% warrant coverage and the price reduction provisions contained in the Securities Purchase Agreement, all action required to be taken prior to closing on the part of the Company, its directors or stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Units contemplated by the Securities Purchase Agreement and the performance of the Company’s obligations hereunder and thereunder has been taken.  The Units and Common Stock Warrants to be purchased on the Closing Date and the Warrant Shares to be purchased upon exercise of the Common Stock Warrants have been duly authorized and, when issued in accordance with the Securities Purchase Agreement and, in the case of the Warrant Shares, the Common Stock Warrants, will be validly issued, fully paid and nonassessable and will be free and clear of all Liens imposed by or through the Company other than restrictions imposed by the Securities Purchase Agreement, the Common Stock Warrants and applicable securities laws.  No preemptive or other rights to subscribe for or purchase equity securities of the Company exists with respect to the issuance and sale of the Units or the Warrant Shares by the Company pursuant to this Agreement or the other Transaction Documents.  This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and each such agreement constitutes a legal, valid and binding obligation of the Company subject to receiving the consent of its Board of Directors for 100% warrant coverage and the price reduction provisions contained in the Securities Purchase Agreement.

(e)           (i) Included in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2002 (the “2002 10-K”), are true and complete copies of the audited consolidated balance sheets (the “Balance Sheets”) of the Company as of December 31, 2001 and 2002, and the related audited statements of income, changes in stockholders’ equity and cash flows for the years ended December 31, 2000, 2001 and 2002 (the “Financial Statements”), accompanied by the report of Ernst & Young LLP.  The Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), applied consistently with the past practices of the Company (except as may be indicated in the notes thereto), and as of their respective dates, fairly present, in all material respects, the consolidated financial position of the Company and the results of its operations as of the time and for the periods indicated therein. The Company keeps proper accounting records in which all material assets and liabilities and all material transactions of the Company are recorded in conformity with GAAP.

(ii) The Company has provided to the Placement Agent the 2002 10-K.  A copy of each report, schedule, effective registration statement and definitive proxy statement filed by the Company with the Commission since December 31, 2002, including, but not limited to the Company’s Current Reports on Form 8-K filed on January 24, 2003, February 25, 2003, May 28, 2003, June 11, 2003, August 12, 2003 and September 23, 2003 (as the documents may have been amended since the time of their filing, the “Commission Documents”) has also been made available to the Placement Agent either by physical delivery or via the Commission’s EDGAR System.  As of their respective filing dates, each Commission Document complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations of the

Commission thereunder applicable to the Commission Documents, and no Commission Document, when filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective filing dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with generally accepted accounting principles, applied consistently with the past practices of the Company, and as of their respective dates, fairly presented in all material respects the financial position of the Company and the results of its operations as of the time and for the periods indicated therein (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q, and Regulations S-K and S-X of the Commission).

(iii)          The information contained in the Offering Materials does not include, as of the date of such information, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(iv)          Since December 31, 2002, neither the Company nor any of the Company’s Subsidiaries has incurred any liabilities or obligations of any nature, whether or not accrued, absolute, contingent or otherwise, other than liabilities (A) disclosed in the Commission Documents filed prior to the date of this Agreement, (B) adequately provided for in the Balance Sheets or disclosed in any related notes thereto, (C) not required under GAAP to be reflected in the Balance Sheets, or disclosed in any related notes thereto, (D) incurred in connection with this Agreement, or (E) incurred in the ordinary course of business.

(f)            Since December 31, 2002, except as disclosed in the Commission Documents filed subsequent to that date, there has not been any material adverse change in the business, financial condition or operating results of the Company and its Subsidiaries.

(g)           Except as contemplated by or disclosed in this Agreement, the Securities Purchase Agreement, the Schedules to the Securities Purchase Agreement and the Commission Documents, since December 31, 2002, through the date immediately preceding the Closing Date, neither the Company nor any of its Subsidiaries has (a), in any material respects, issued any stock, options, bonds or other corporate securities other than pursuant to the Option Plans, (b), in any material respect, borrowed any amount or incurred or became subject to any liabilities (absolute, accrued or contingent), other than current liabilities incurred in the ordinary course of business or liabilities under contracts entered into in the ordinary course of business, (c), in any material respect, discharged or satisfied any lien or adverse claim or paid any obligation or liability (absolute, accrued or contingent), other than current liabilities shown on the Balance Sheets and current liabilities incurred in the ordinary course of business, (d) declared or made any payment or distribution of cash or other property to the stockholders of the Company or purchased or redeemed any securities of the Company, (e) , in any material respect, mortgaged, pledged or subjected to any lien or adverse claim any of its properties or assets, except for liens for taxes not yet due and payable or otherwise in the ordinary course of business, (f) sold, assigned or transferred any of its assets, tangible or intangible, except in the ordinary course of business or in an amount less than $250,000, (g) suffered any extraordinary losses or waived any rights of material value other than in the ordinary course of business, (h) made any capital expenditures or commitments therefor other than in the ordinary course of business or in an amount less than $250,000, (i) entered into any other transaction other than in the ordinary course of business or in an amount less than $250,000 or entered into any material transaction, whether or not in the ordinary course of business, (j) made any material charitable contributions or pledges, (k) suffered any damages, destruction or casualty loss, whether or not covered by insurance, affecting any of the properties or assets of the Company or any other properties or assets of the Company which reasonably could, individually or in the aggregate, have or result in a Material Adverse Effect, (l) made any material change in the nature or operations of the business of the Company, or (m) entered into any agreement or commitment to do any of the foregoing.

(h)           (i)            The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (A) result in the violation of any provision of the Certificate of Incorporation or By-laws of the Company, (B) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any of its Subsidiaries is bound, or (C) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, in the case of clauses (B) and (C), only to the extent such conflict, breach or violation reasonably could, individually or in the aggregate, have or result in a Material Adverse Effect.

(ii)           No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority remains to be obtained or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the issue and sale of the Units, except (i) filings as may be required to be made by the Company after the Closing with (A) the Commission, (B) the NASD, (C) the Nasdaq Stock Market, Inc. and (D) state blue sky or other securities regulatory authorities.

(i)            The Company and its Subsidiaries have all licenses, permits and other governmental authorizations currently required for the conduct of its current business and the ownership of its properties and is in all respects complying therewith, except where the failure to have such licenses, permits and other governmental authorizations would not have a Material Adverse Effect.

(j)            Except as set forth in the Company’s Commission Documents, there are no pending claims, actions, suits, investigations or proceedings pending or, to the Company’s knowledge, threatened proceedings against the Company and its Subsidiaries or their respective assets, at law or in equity, by or before any governmental authority, or by or on behalf of any third party.

(k)           The Company is not, and following the Closing of the Offering will not be, an “investment company” within the meaning of that term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(l)            Except as described in Schedule 6.11 to the Securities Purchase Agreement, neither the Company nor any of its Subsidiaries is (i) in default under or in violation of any indenture, loan or credit agreement or , in any material respect, under any other agreement or instrument to which it is a party of by which it or any of its properties is bound or (ii) in violation of any order, decree or judgment of any court, arbitrator or governmental body.

(m)          Except as disclosed in the Commission Documents, the Company has not since December 31, 2002, received notice (written or oral) from any stock exchange or market on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the continuing listing or maintenance requirements of the exchange or market.

(n)           Except as set forth in the Company’s 2002 10-K, the Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights and licenses (collectively, the “Intellectual Property Rights”) which are necessary for use in connection with its business as presently conducted or which the failure to have would have a Material Adverse Effect and to the Company’s knowledge, there is no existing infringement by another person or entity of any of the Intellectual Property Rights which are necessary for use in connection with the Company’s business as presently conducted.  There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of the Intellectual Property Rights or alleging that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others.

(o)           The Company and its Subsidiaries have obtained all permits, licenses and other authorizations which are required under United States federal, state and local laws relating to pollution or protection of the environment, including laws related to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic material or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or pollutants, contaminants or hazardous or toxic materials or wastes (“Environmental Laws”).  The

Company and its Subsidiaries are in compliance with all terms and conditions of the required permits, licenses and authorizations and are also in full compliance with all other limitations, restrictions, conditions and requirements contained in the Environmental Laws or contained in any plan, except where the failure to so comply would not have a Material Adverse Effect.  The Company is not aware of, nor has the Company received notice of, any events, conditions, circumstances, actions or plans which may interfere with or prevent continued compliance or which would give rise to any liability under any Environmental Laws.

(p)           All material agreements to which the Company and its Subsidiaries are parties and which are required to have been filed by the Company pursuant to the Securities Act, the Exchange Act and the rules and regulations thereunder have been filed by the Company with the Commission.  As of the date hereof, except for those agreements that by their terms are no longer in effect, each such agreement, to the extent still material, is in full force and effect and is binding on the Company and, to the Company’s knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company nor, to the Company’s knowledge, any other party thereto is, in any material respect, in breach of or default under any such agreement.  Except as disclosed in the Commission Documents, the Company has not received any written notice regarding the termination of any such agreements.

(q)           The Company has good title to all the properties and assets reflected as owned by it in the consolidated financial statements included in the Executive Summary, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements or (ii) those which are not material in amount and do not adversely affect the use made and intended to be made of such property by the Company.  The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business.  Except as disclosed in the Executive Summary, the Company owns or leases all such properties as are necessary to its operations as now conducted.

(r)            The Company and its Subsidiaries maintain insurance of the types, against such losses and in the amounts and with such insurers as are customary in the Company’s industry and otherwise reasonably prudent, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

(s)           The Company and its Subsidiaries are in compliance in all material respects with all applicable laws and all orders of, and agreements with, any governmental authority applicable to the Company, any Subsidiary or any of their respective assets.  The Company and the Subsidiaries have all permits, certificates, licenses, approvals and other authorizations required under applicable laws or necessary in connection with the conduct of their businesses, except where the failure to have such permits, certificates, licenses, approvals and other authorizations would not have a Material Adverse Effect.

(t)            The Company and its Subsidiaries have in all material respects filed or obtained extensions of all federal, state, local and foreign income, excise, franchise, real estate, sales and use and other tax returns heretofore required by any law to which the Company is bound to be filed by it.  All material federal, state, county, local, foreign or other income taxes which have become due or payable by the Company or any of its Subsidiaries (collectively, “Taxes”), have been paid in full or are adequately provided for in accordance with GAAP on the financial statements of the applicable Person.  No Liens arising from or in connection with Taxes have been filed and are currently in effect against the Company or any of its Subsidiaries, except for Liens for Taxes which are not yet due or which would not have a Material Adverse Effect.  Except as disclosed in the Commission Documents, no audits or investigations are pending or, to the knowledge of the Company, threatened with respect to any tax returns or Taxes of the Company or any of its Subsidiaries.

(u)           The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(v)           The Company is not involved in any material labor dispute with its employees nor is any such dispute, to the Company’s knowledge, threatened or imminent.

(w)          Assuming the truth of the Purchasers’ representations and acknowledgments contained in Section 5 of the Securities Purchase Agreement, neither the Company nor any person acting on its behalf (other than the Purchasers, as to whom the Company makes no representations) has offered or sold the Units by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.  The Company has not sold the Units to anyone other than the Purchasers designated in the Securities Purchase Agreement.  Each Share certificate and Warrant Share certificate shall bear substantially the same legend set forth in Section 8 of the Securities Purchase Agreement for at least so long as required by the Securities Act.

(x)            Other than Brean Murray & Co., Inc. (as placement agent on behalf of the Company) and any subagents it may appoint pursuant to the Executive Summary, no finder, broker, agent, financial person or other intermediary has acted on behalf of the Company in connection with the sale of the Units by the Company or the consummation of this Agreement or any of the transactions contemplated hereby.  The Company has not had any direct or indirect contact with any other investment banking firm (or similar firm) with respect to the offer of the Units by the Company to the Purchasers or the Purchasers’ subscription for the Units.

4.             Placement Agent Appointment and Compensation.  (a)  The Company hereby appoints the Placement Agent and the Placement Agent agrees to act on a best efforts basis with respect to the Maximum Offering, as the Company’s exclusive agent in connection with the Offering.  The Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the Placement Agent without its prior written consent.  The Placement Agent has no obligation to purchase any of the Units.  The agency of the Placement Agent hereunder shall continue until the later of the Termination Date or the Closing (as defined below).

(b)           The Company has caused to be delivered, or made available via EDGAR, to the Placement Agent copies of the Executive Summary and the Commission Documents and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Securities Act and applicable securities laws, and hereby authorizes the Placement Agent to use the Executive Summary and the Commission Documents in connection with the sale of the Units until the Termination Date, and no person other than the Placement Agent is or will be authorized to give any information or make any representations other than those contained in the Executive Summary or the Commission Documents or to use any information or representations other than those contained in the Executive Summary or the Commission Documents in connection with the sale of the Units.

(c)           The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested.

(d)           At the Closing (as defined below), the Company shall pay to the Placement Agent a placement fee (the “Placement Agent’s Fee”) equal to seven percent (7%) of the Offering Price of all the Units sold in such Closing (as defined below) and for which funds are disbursed to the Company.  The Placement Agent’s Fee shall be paid in Units based upon the price per Unit of common stock of $2.59.

(e)           In addition to the Placement Agent’s Fee and regardless of whether the Offering is consummated, the Company shall promptly, upon request therefor, reimburse the Placement Agent for all reasonable, documented and actual expenses (including without limitation fees and disbursements of counsel and all travel, lodging, meal and other out-of-pocket expenses) incurred by the Placement Agent in connection with the Offering up to a maximum of $50,000.

(f)            At or before the Closing, the Company shall issue to the Placement Agent a warrant (the “Placement Agent’s Warrant”) to purchase 200,000 shares of Common Stock and such Warrant shall contain the terms and conditions, and be in substantially the form, attached as Exhibit B hereto.

5.             Subscription and Closing Procedures.  (a)  Each prospective Purchaser will be required to complete and execute the Securities Purchase Agreement and a Confidential Purchaser Questionnaire, which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 12 hereof, together with the subscriber’s check or wire transfer of immediately available United States funds in the full amount of the purchase price for the number of Units desired to be purchased.

(b)           The closing (the “Closing”) of the purchase and sale of the Units (the “Offering”) will take place at the offices of Piper Rudnick LLP, 1251 Avenue of the Americas, New York, New York  10020, at or before 11:59 p.m., local time, on September 30, 2003.  The Closing may take place at another time, place or earlier date as is mutually agreed upon by the Company and the Purchasers in the Offering.  The date of the Closing is referred to as the “Closing Date.”  At the Closing, the Company will register in the name of each Purchaser that number of Units and that number of Common Stock Warrants being purchased by such Purchaser in accordance with Exhibit A to the Securities Purchase Agreement, against payment of each Purchaser’s Purchase Price (as defined in the Securities Purchase Agreement) by check or wire transfer of immediately available United States funds payable to the Company’s account.  The Units and the Common Stock Warrants will be registered in the Purchasers’ names or the names of the nominees of the Purchasers pursuant to instructions delivered to the Company not less than two (2) business days prior to the Closing Date and will be delivered to the Purchasers within ten (10) business days after the Closing Date.

6.             Further Covenants.  The Company hereby covenants and agrees that:

(a)           Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Closing, take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(b)           If, at any time prior to the Closing, any event shall occur which does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Executive Summary so that the representations and warranties herein remain true, or in case it shall, in the opinion of counsel to the Placement Agent, be necessary to amend or supplement the Executive Summary to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may request.  The Company will not at any time, whether before or after the Closing, prepare or use any amendment or supplement to the Executive Summary of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have objected in writing or orally (confirmed in writing within twenty-four (24) hours), or which is not in compliance with the Securities Act and the requirements of all other rules and regulations (the “Regulations”) and other applicable securities laws.  As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Executive Summary, or the suspension of the qualification or registration of the Units for offering or the suspension of any exemption for such qualification or registration of the Units for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use commercially reasonable efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)           The Company shall comply with the Securities Act, the Regulations, the Exchange Act and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which the Placement Agent’s counsel has advised the Placement Agent that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file with the Commission, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d)           The Company shall use its best efforts to qualify the Units for sale under the securities laws of such jurisdictions (within the United States and its territories) as may be mutually agreed to by the Company and the Placement Agent, and the Company will make such applications and furnish information as may be required for such purposes, provided that the Company will not be required to qualify as a foreign corporation in any jurisdiction.  The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request.

(e)           The Company shall place a legend on the certificates representing the Shares and the Warrant Shares stating that the securities evidenced thereby have not been registered under the Securities Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Securities Act and applicable state laws.

(f)            The Company shall apply the net proceeds from the sale of the Units for the payment of interest in the aggregate amount of $31,500 on, and the potential repayment or redemption of, outstanding convertible debt, due December 31, 2003, in the amount of approximately $250,000 and the remaining proceeds to general corporate and working capital purposes.  Except with respect to the currently outstanding convertible debt, and interest accruing thereon, and as specifically set forth in the Executive Summary, the net proceeds of the Offering shall not be used to repay indebtedness to officers, directors or stockholders of the Company without the prior written consent of the Placement Agent, except for the reimbursement for reasonable and necessary expenses which are related to Company business or which are incurred in connection with attendance at board, committee or stockholder meetings.

(g)           During the Offering Period, the Company shall make available for review by prospective Purchasers of the Units during normal business hours at the Company’s offices, upon their request, copies of the Company’s material agreements filed with the Commission to the extent that such disclosure shall not violate any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective Purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Executive Summary and the Commission Documents to the extent it possesses such information or can acquire it without unreasonable expense.

(h)           In connection with the Placement Agent’s due diligence investigation, the Company shall cooperate with the Placement Agent and the Placement Agent’s counsel by making available to the Placement Agent’s representatives such information as may be appropriate in making a reasonable investigation of the Company and its affairs.

(i)            Subject to the provisions of Section 4(e) hereof, the Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Units and will also pay the Company’s own expenses for accounting fees, legal fees, and other costs involved with the Offering.  The Company will provide at its own expense such quantities of the Executive Summary and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.  In addition, subject to the provisions of Section 4(e) hereof, the Company will pay all reasonable filing fees, costs and legal fees for Blue Sky services and related filings and expenses of Placement Agent’s counsel with respect to Blue Sky qualifications, if any, and the preparation and filing of the Form D referred to in (l) below.

(j)            Until the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of the Company’s or any subsidiary’s debt or equity securities.  Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(k)           Prior to the Closing, the Company will not incur any material indebtedness or dispose of any material assets or make any material acquisition or change in its business or operations, except with the Placement Agent’s knowledge.

(l)            The Company shall file a Notice of Sales of Securities on Form D with the Commission no later than fifteen (15) days after the first sale of the Units.  The Company shall file promptly such amendments to such Notice on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state of jurisdiction in which offers and sales are made.  The Company shall furnish the Placement Agent with copies of all filings.

(m)          The Company shall not, during the period commencing on the date hereof and ending on the later of the Termination Date and the Closing, issue any press release or other public communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets or liabilities, or the Offering, without the prior knowledge of the Placement Agent.

7.             Conditions of Placement Agent’s Obligations.  The obligations of the Placement Agent hereunder are subject to the fulfillment or waiver by the Placement Agent, at or before the Closing (unless the Placement Agent specifically agrees in writing to accept fulfillment of such condition after the Closing), of the following additional conditions:

(a)           Each of the representations and warranties of the Company contained in this Agreement which are qualified as to materiality must be true and correct as written and each of the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date and there shall have been no material adverse changes in the financial condition, business or prospects of the Company.

(b)           The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before the Closing.

(c)           No order suspending the use of the Executive Summary or enjoining the offering or sale of the Units or the Common Stock Warrants shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company’s knowledge, are contemplated or threatened nor has any order been issued halting the trading of the Units or the Common Stock Warrants on the Nasdaq SmallCap Market .

(d)           Immediately prior to the consummation of the Closing, the Company will have an authorized capitalization as set forth in the Commission Documents.

(e)           The Placement Agent shall have received certificates of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date, certifying in their capacity as officers of the Company, in such detail as the Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f)            The Company shall have delivered to the Placement Agent (i) a currently dated good standing certificate from the Secretary of State of the State of Delaware, (ii) certified resolutions of the Company’s Board of Directors approving this Agreement and the other

Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents (iii) a copy of the Certificate of Incorporation of the Company and all amendments thereto, certified by the Secretary of State of the State of Delaware and the Secretary of the Company, (iv) a copy of the Bylaws of the Company and all amendments thereto, certified by the Secretary of the Company and (v) the names of the officers of the Company authorized to sign this Agreement and the other Transaction Documents to be executed by each such officer, together with the true signatures of each such officer.

(g)           At Closing, the Chief Executive Officer and the Chief Financial Officer of the Company shall have provided a certificate to the Placement Agent confirming that there have been no material adverse changes in the condition (financial or otherwise)of the Company from the date of the financial statements included in the Executive Summary or the Commission Documents other than as set forth or contemplated in the Executive Summary.

(h)           At Closing, the Company shall have (i) delivered to the Placement Agent the Placement Agent’s Fee as set forth in Section 4(d) hereof and the Placement Agent’s Warrant as set forth in Section 4(f) hereof and (ii) reimbursed the Placement Agent for its expenses, including the fees and disbursements of the Placement Agent’s counsel in accordance with Section 4(e) hereof.

(i)            There shall have been delivered to the Placement Agent a signed opinion of counsel to the Company (the “Company Counsel”), dated as of the Closing Date, in form and substance satisfactory to counsel to the Placement Agent; a form of which is attached as Exhibit C hereto.

(j)            All proceedings taken at or prior to the Closing in connection with the authorization, issuance and sale of the Units and the Warrant Shares will be satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents and certificates as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

8.             Indemnification.  (a)  The Company will (i) indemnify and hold harmless the Placement Agent and its officers, directors, employees, agents and each person, if any, who controls the Placement Agent (“Indemnitee”) within the meaning of the Securities Act against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys’ fees, including appeals reasonably incurred by the Indemnitee) (the “Losses”), to which any Indemnitee may become subject, under the Securities Act or otherwise, whether or not involving a third-party claim, in connection with the performance of this Agreement, including the delivery of the Executive Summary and Commission Documents to each Purchaser; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Executive Summary or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Securities Act or state securities laws which do not result from a violation thereof by the Company or any of its affiliates or (C) Placement Agent actions found by a court of competent jurisdiction in a final determination to have been conducted in a grossly negligent manner or to constitute gross misconduct in the performance of its services hereunder.  In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all Losses to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering.  The Company agrees to reimburse any Indemnified Party for all such Losses, other than third-party claims which procedure is described in Section 8(c), as they are incurred or suffered by such Indemnified Party.  The foregoing indemnity agreements will be in addition to any liability which the Company may otherwise have.

(b)           The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company (“Company Indemnitee”) within the meaning of the Securities Act against any and all Losses to which the Company Indemnitee may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Executive Summary, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however that the indemnity of the Placement Agent will apply in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Executive Summary in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof) or (ii) Placement Agent’s gross negligence or gross misconduct in connection with any act or omission to act by Placement Agent as a result of its engagement under this Agreement as found by a court of competent jurisdiction in a final determination.  The Placement Agent agrees to reimburse any Company Indemnitee for all such Losses, other than third-party claims which procedure is described in 8(c), as they are incurred or suffered by such Company Indemnitee.  The foregoing indemnity agreements will be in addition to any liability which the Placement Agent may otherwise have.

(c)           Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, claim, proceeding or investigation (“Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 unless the indemnifying party has been substantially prejudiced by such omission.  The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnifying party.  The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party (it being acknowledged that in connection with any such action, the indemnifying party shall not be liable for the expenses of more than one separate counsel).  No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

9.             Contribution.  To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 8 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal, that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent.  The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission.  The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 9.  No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this Section 9, each person, if any, who controls the Placement Agent within the meaning of the Securities Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Securities Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9.  Anything in this Section 9 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its prior written consent.  This Section 9 is intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available.

10.           Termination.  (a)  The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period as contemplated in Section 1(b) hereof (“Expiration Date”) in the event (i) that the Closing shall not have been consummated on or before September 30, 2003, (ii) that a court of competent jurisdiction or a governmental, regulatory or administrative agency or commission shall have issued a non-appealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, (iii) that a breach is made by the Company of any representation or warranty contained in this Agreement which is qualified as to materiality or a material breach is made by the Company of any representation or warranty contained in this Agreement which is not qualified as to materiality, in each case that cannot be or has not been cured within ten (10) days after the giving of written notice to the Company of such breach, (iv) of nonfulfillment by the Company of any covenant or agreement contained in this Agreement that cannot be or has not been cured within ten (10) days after the giving of written notice to the Company of such breach, or (v) any event occurs which could adversely affect the transactions contemplated hereby or the other Transaction Documents or the ability of the parties to perform thereunder.  If the Offering is terminated pursuant to this Section 10(a), the Company will reimburse the Placement Agent for any and all out-of-pocket expenses incurred by the Placement Agent with respect to the Offering as set forth in Section 4(e).

(b)           This Offering may be terminated by the Company at any time prior to the Expiration Date in the event that (i) the Placement Agent shall have failed to perform in any material respect any of its obligations hereunder or (ii) there shall occur any event described in Section 10(a)(ii) above not occasioned by or arising out of or in connection with any material breach or failure hereunder on the part of the Company.  In the event of any such termination by the Company, the Placement Agent shall be entitled to be reimbursed for its expenses in accordance with Section 4(e) hereof, but the Company shall owe no other amounts whatsoever except as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise.

(c)           Upon any such termination, at the request of the Placement Agent, all monies received in respect of subscriptions for Units not accepted by the Company shall be promptly returned to such subscribers without interest, penalty, expense or deduction.

11.           Survival.  (a)  The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder until the later of (i) the eighteenth (18th) month anniversary of the date hereof and (ii) the date that the Company files its Form 10-K for the year ended December 31, 2004.

(b)           The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the offer and sale of the Units.

12.           Notices.  All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed by registered or certified mail, postage prepaid, return receipt requested, sent by overnight express delivery service, delivered personally, receipt acknowledged, or telecopied and confirmed to Brean Murray & Co., Inc., 570 Lexington Avenue, New York, New York 10022, Attn: Mr. A. Brean Murray, telecopy: (212) 702-6649; with a copy to Piper Rudnick LLP, 1251 Avenue of the Americas, New York, New York 10020, Attn: Michael Hirschberg, Esq., telecopy: (212) 835-6001; and if sent to the Company, will be mailed by registered or certified mail, postage prepaid, return receipt requested, sent by overnight express delivery service, delivered personally, receipt acknowledged, or telecopied and confirmed to VCampus Corporation, 1850 Centennial Park Drive, Suite 200, Reston, Virginia 20191-1517, Attn: Chief Financial Officer, telecopy: (703) 893-1905; with a copy to Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607-7506, Attn: Kevin A. Prakke, Esq., telecopy: (919) 781-4865, or at such other address or telecopy number as any party may from time to time specify to the others.  Such notice shall be deemed given when actually received by the addressee; provided, if a notice is received other than during normal business hours at the place of receipt it shall be deemed received at the opening of business on the next regular business day at the place of receipt.

13.           Parties in Interest.  The agreement herein set forth is made solely for the benefit of the Placement Agent, the Company, any person controlling either of them, and their respective executors, administrators, successors and assigns; and no other person will acquire or have any rights under or by virtue of this Agreement.  The term “successors and assigns” will not include any Purchaser, as such Purchaser, of the Units.

14.           APPLICABLE LAW, COSTS, ETC.  THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).  THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED HEREBY, AND THE COMPANY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT.  THE COMPANY FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF A NON-CONVENIENT FORUM.  THE COMPANY FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE PLACEMENT AGENT SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURTS SITTING IN NEW YORK COUNTY.  SERVICE OF PROCESS MAY BE MADE UPON THE COMPANY BY MAILING A COPY THEREOF TO IT, BY CERTIFIED OR REGISTERED MAIL, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT.  THE COMPANY AND THE PLACEMENT AGENT EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.  THE PLACEMENT AGENT OR THE COMPANY, AS THE CASE MAY BE, SHALL BE ENTITLED TO COSTS AND REASONABLE ATTORNEY’S FEES IN THE EVENT IT PREVAILS IN ANY CLAIMS, ACTIONS, AWARDS OR JUDGMENT UNDER THIS AGREEMENT.

15.           Advertisements.  Upon completion of the Offering, the Placement Agent may place advertisements in financial and other publications at its own expense describing its services to the Company hereunder.

16.           Disclosure to Third Parties.  Without the prior consent of the Placement Agent, the Company will not, subject to applicable securities and the National Association of Securities Dealers laws and/or rules and regulations, publicly refer to the Placement Agent or publicly disclose or otherwise make available to third parties other than to Purchasers (except the Company’s counsel or other advisers, provided the Company informs them of this provision), and other than in the Executive Summary any advice or opinion, either oral or written, which the Placement Agent provides to the Company in connection with this engagement.

17.           Miscellaneous.  No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith.  Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder.  Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however that any such waiver shall be in writing specifically setting forth those provisions waived thereby.  No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.  This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Placement Agent Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

Very truly yours,

VCAMPUS CORPORATION

By:
Name:
Title:

Accepted and agreed to this 30th day of September, 2003.

BREAN MURRAY & CO., INC.

By:
	Name:	A. Brean Murray
	Title:	Chairman and CEO